                                                                    EXHIBIT 10.5


The Regulation Manager
Yorkshire Electricity
Wetherby Road
Scarcroft
LEEDS
LS143  HS



MODIFICATION OF LICENCE CONDITION

Whereas:

(1) Yorkshire Electricity ("the licencee") has been granted a licence ("the licence") under Section 6(2) of the Electricity Act 1989 ("the Act") to supply electricity to premises in Scotland specified or of a description specified in the licence subject to the Conditions contained in the licence;

(2) In accordance with Section 11(2) of the Act the Director gave notice of his intention to make modifications to Condition 2 of the licence by advertising the modifications in the London Gazette, the Edinburgh Gazette, the Financial Times and the Scotsman requiring any objections or representations to the modifications to be made to him on or before 27 March 1992;

(3) The Director has considered the representations or objections which were duly made and not withdrawn;

(4) The licencee has given his consent to the modifications, set out in the Schedule attached which the Director General of Electricity Supply ("the Director") proposed to Condition 2 of the licence.

Now in accordance with the powers contained in Section 11(1) of the Act and with the consent of the licencee the Director hereby modifies Condition 2 of the licence in the manner specified in the Schedule attached with effect from 16 June 1992.


ROBERT IRVINE
-------------
Authorised on behalf of
The Director General of Electricity Supply
------------------------------------------

Schedule

Condition 2 of each licence which has been granted under Section 6(2)(a) of the Act (other than the licence granted to London Electricity plc) shall be modified by the addition of the following 2 paragraphs after paragraph 7-

7A. For the purpose of this Condition occupation of any premises by an affiliate of a person shall be deemed to be occupation by that person.


7B.  (1)  In this paragraph -

          "customer B" means that the customer for the time being of the licencee in respect of premises A;

          "permitted quantity" means 10 per cent of the quantity of electricity supplied by the licencee to customer B in respest of premises A in the relevant year;

          "premises A" means a site or building which, if in the occupation of a single customer, would be capable of being a single premises; and

          "relevant year" means the period of 12 months commencing on the date upon which the licencee starts to supply premises A and (if such supply is provided for a continuous period exceeding 12 months) each anniversary of that date until such supply shall cease.

     (2)  Where during a relevant year -

                (i)  premises A are occupied by more than one person;

                (ii) customer B supplies the other person or persons who are in occupation of premises A or supplies one or more of such persons who supply the other occupiers;

                (iii) each of the persons referred to in subparagraph (ii) who provides a supply is exempt by or under an Order under Section 5 of the Act from the requirement to hold a licence to supply; and

                (iv) customer B does not supply an aggregate quantity of electricity to such other occupiers in any relevant year which may reasonably be expected to exceed or actually exceeds the permitted quantity, the occupation of premises A by the persons other than customer B shall be deemed to be occupation by customer B.

     (3) The licencee shall, at the request of the public electricity supplier in whose authorised area premises A are situated, provide not more that once in any period of 3 months in a relevant year, evidence to the supplier that the licencee reasonably believes that the aggregate quantity of electricity expected to be supplied by customer B during the relevant year will not exceed the permitted quantity including, where at the date of such request any such supply has been provided during the relevant year, evidence as to the quantity so supplied.

     (4) Where customer B has supplied a quantity of electricity to such other occupiers which in aggregate exceeds the permitted quantity, the licencee shall pay to the public electricity supplier in whose authorised area premises A are situated a sum calculated by multiplying the number of units by which the actual supply to such other occupiers exceeds the permitted quantity by 5 per cent of the standard tariff price per unit charged by that public electricity supplier for customers of the type or types of such other occupiers (but excluding any standing charge or other charge not fixed solely by reference to the number of units consumed) or in the absence of agreement as to the appropriate tariff such rate as may be determined by the Director at the request of the licencee or the public electricity supplier.

     (5)  For the purposes of this paragraph there shall be disregarded -

                (i) the quantity of electricity supplied by customer B to an occupier of premises A who has a relevant demand above the franchise limit;

                (ii) the quantity of electricity supplied to customer B equal to the quantity supplied by customer B in accordance with subparagraph (i); and

                (iii) the occupation by the occupier (other than customer B) referred to in subparagraph (i).

     (6) To the extent that, disregarding subparagraph (2), the licencee would have been permitted to provide a supply to customer B's premises under this Condition, the provisions of this paragraph shall not apply.

                                 30 June 1993



Ms. Lynne Burkey
Regulation Coordinator
Yorkshire Electricity Group plc
Wetherby Road
Scarcroft
LEEDS LS14 3HS



Dear Ms. Burkey,

MODIFICATION OF LICENCE

Whereas:

(1) Yorkshire Electricity ("the licencee") has been granted a licence ("the licence") under Section 6(2) of the Electricity Act 1989 ("the Act") to supply electricity to premises in Scotland specified or of a description specified in the licence subject to the conditions contained in the licence;

(2) In accordance with Section 11(2) of the Act the Director General of Electricity Supply ("the Director") gave notice of his intention to make modifications to the conditions in the licence relating to the compulsory acquisition of land, etc., and powers to carry out street works, etc., by advertising the modifications in the Edinburgh Gazette and The Scotsman, requiring any objections or representation to the modifications to be made to him on or before 23 June 1993;

(3) The Director has considered the representations or objections which were duly made and not withdrawn;

(4) In accordance with Section 11(4) of the Act the Director gave notice of his intention to make the modifications to the Secretary of State and has not received a direction not to make the modifications; and

(5) The licencee has given his consent to the modifications, set out in the Schedule attached which the Director proposed to the licence.

Now in accordance with the powers contained in Section 11(1) of the Act and with the consent of the licencee the Director hereby modifies the licence in the manner specified in the Schedule attached with effect from 30 June 1993.

Yours sincerely,



C PETER CARTER
Authorised on behalf of
The Director General of Electricity Supply

                                    SCHEDULE

1. The following shall be inserted in Substitution for the existing Paragraph 2 of Condition 13:

"Paragraph 1 shall cease to have effect on 31 March 1997 or such later date as the Director may from time to time direct."

2. The following shall be inserted in Substitution for the existing Paragraph 4 of Condition 14:

"Paragraph 1 shall cease to have effect on 31 March 1997 or such later date as the Director may from time to time direct."

                                 11 March 1994



P B Morgan Esq.
Group Executive Director - Supply
Yorkshire Electricity Group plc
Scarcroft
Leeds
LS14 3HS

Dear Mr. Morgan

EXTENSION OF SECOND TIER SUPPLY LICENCES FOR ENGLAND, WALES AND SCOTLAND:
YORKSHIRE ELECTRICITY GROUP PLC


I am pleased to be able to enclose the extensions to the existing second tier supply licences for the above company.



Yours sincerely,



Gwyn Nation
Regulation and Business Affairs

                                 EXTENSION OF

                  A SECOND TIER LICENCE TO SUPPLY ELECTRICITY

Whereas on 8 June 1990 the Director General of Electricity Supply, in accordance with a general authority ("the authority") given by the Secretary of State under
Section 6(1) and (2) of the Electricity Act of 1989 ("the Act") and in exercise of the powers conferred by section (6)(2)(a), section 6(6), section 7 and section 10 of the Act granted a licence ("the licence") to Yorkshire Electricity Group plc ("the licencee") (registered in England under number 2366995) to supply electricity to the premises specified in Schedule 1 to the licence, subject to the conditions set out in Part II of the licence and to the terms as to revocation specified in Schedule 2 to the licence for the period determinable in accordance with paragraph 3 of Part 1 of the licence.

The Director General of Electricity Supply, in exercise of the powers conferred by the authority and by section 6(2)(b) of the Act hereby extends the premises authorised to be supplied by the licencee under the licence by the addition to the premises specified in the Schedule 1 to the licence of the premises specified in the Schedule hereto with effect from 14 March 1994.



                              DR. EILEEN MARSHALL
                          AUTHORISED ON BEHALF OF THE
                     DIRECTOR GENERAL OF ELECTRICITY SUPPLY


                                 11 MARCH 1994

                                    SCHEDULE


                               Specified Premises

All premises other than those which, during the franchise period, have a maximum demand at or below the franchise limit in the authorised areas of the following public electricity supply companies together with such premises as may, from time to time, be specified by the Director (with the approval of the Secretary of State) for the purposes of paragraph 5 of condition 2 of this licence:

                    East Midlands Electricity plc

                    Eastern Electricity plc

                    London Electricity plc

                    MANWEB plc

                    Millan#s Electricity plc

                    Northern Electric plc

                    NORWEB plc

                    SEEBOARD plc

                    Southern Electric plc

                    South Wales Electricity plc

                    South Western Electricity plc


(Words and phrases used or defined in Condition 2 shall have the same meaning as when used in this schedule)

                                  EXTENSION OF

                  A SECOND TIER LICENCE TO SUPPLY ELECTRICITY

Whereas on 25 March 1991 the Director General of Electricity Supply, in accordance with a general authority ("the authority") given by the Secretary of State under section 6(1) and (2) of the Electricity Act 1989 ("the Act") and in exercise of the powers conferred by section (6)(2)(a), section 6(6), section 7 and section 10 of the Act granted a licence ("the licence") to Yorkshire Electricity Group plc ("the licensee") (registered in England under number 2366995) to supply electricity to the premises specified in Schedule 1 to the licence, subject to the conditions set out in Part II of the licence and to the terms as to revocation specified in Schedule 2 to the licence for the period determinable in accordance with paragraph 3 of Part 1 of the licence.

The Director General of Electricity Supply, in exercise of the powers conferred by the authority and by section 6(2)(b) of the Act hereby extends the premises authorised to be supplied by the licensee under the licence by the addition to the premises specified in the Schedule 1 to the licence of the premises specified in the Schedule hereto with effect from 14 March 1994.

                               Dr Eileen Marshall
                          authorised on behalf of the
                     Director General of Electricity Supply

                                 11 March 1994

                                    SCHEDULE

                               Specified Premises

All premises other than those which, during the franchise period, have a maximum demand at or below the franchise limit in the authorised areas of the following public electricity supply companies together with such premises as may, from time to time, be specified by the Director (with the approval of the Secretary of State) for the purposes of paragraph 5 of condition 2 of this licence:

                              Scottish Power plc

                              Scottish Hydro-Electric plc

(Words and phrases used or defined in Condition 2 shall have the same meaning as when used in this schedule)

Company Secretary
Yorkshire Electricity Group plc
Wetherby Road
Scarcroft
Leeds
LS14  3HS

20 January 1998                                         Our Ref. LE2394\2562\013


MODIFICATION OF LICENCE

Whereas -

1. Yorkshire Electricity Group plc ('the Licensee') has been granted a licence ('the Licence') under section 6(2) of the Electricity Act 1989 ('the Act') to supply electricity to premises in Scotland specified or of a description specified in Schedule I to the Licence subject to the conditions contained in the Licence.

2. In accordance with section 11(2) of the Act, the Director General of Electricity Supply ('the Director') gave notice that he proposed to make modifications to the Conditions of the Licence - to the effect and for the purposes specified in that notice - by advertising the modifications in the Edinburgh Gazette and the Scotsman on 10 October 1997 and requiring any representations or objections to the modifications to be made to him on or before 7 November 1997.

3. The Director has considered the representations or objections which were duly made to him and not withdrawn.

4. In accordance with section 11(4) of the Act the Director gave notice to the Secretary of State of his intention to make the modifications and has not received a direction not to make the modifications.

5. The Licensee has given its consent to the modifications as set out in the attached Schedule.

Now, in accordance with the powers contained in section 11(1) of the Act and with the consent of the Licensee, the Director hereby modifies the Licence in the manner specified in the attached Schedule with effect on and after 21 January 1998.

A J BOORMAN                                                     20 January 1998
AUTHORISED ON BEHALF OF THE
----------------------------
DIRECTOR GENERAL OF ELECTRICITY SUPPLY
--------------------------------------

MINOR TYPOGRAPHICAL AMENDMENTS WERE NECESSARY TO CONDITIONS 3 AND 32 - PLEASE INSERT AS APPROPRIATE IN ANNEXES B AND E.

          MODIFICATIONS TO THE SECOND TIER SUPPLY LICENCE FOR SCOTLAND


                   ISSUED TO YORKSHIRE ELECTRICITY GROUP PLC

                                    SCHEDULE
                                    --------

The following modifications shall apply on and after 21 January 1998.

1. Conditon 1 shall be deleted, and new Condition 1 (the terms of which are set out at Annex A hereto) shall be inserted in its place.

2. Conditions 2, 3 and 3A shall be deleted and new Conditions 2, 3, 4, 5 and 6 (the terms of which are set out in Annex B hereto) shall be inserted in their place.

3.  Condition 4 shall be renumbered as Condition 7, and in that Condition:

    (a) paragraph 3 shall be deleted; and

    (b) each occurrence of the words "licensee" and "Scottish transmission licensee" shall be amended to read, in initial upper case, "Licensee" and "Scottish Transmission Licensee" respectively.

4.  Condition 5 shall be renumbered as Condition 8, and in that Condition:

    (a) the following paragraph shall be inserted as paragraph 3:

        In this Condition:

        "Scottish Public Electricity       means a person who holds a licence
         Supplier"                         under Section 6(l)(c) of the Act for
                                           an authorised supply area in
                                           Scotland.

  (b) each occurrence of the words "licensee" and "Scottish public electricity supplier" shall be amended to read, in initial upper case, "Licensee" and "Scottish Public Electricity Supplier".

5. Immediately after the renumbered Condition 8, new Conditions 9 and 10 (the terms of which are set out at Annex C hereto) shall be inserted.

6. Conditions 6 and 7 shall be renumbered as Conditions 11 and 13, and in those Conditions any and each occurrence of the words "authorised electricity operator", "distribution system", "licence", "licensee", "licensee's system", "transmission licensee" and "transmission system" shall be amended to read, in initial upper case, "Authorised Electricity Operator", "Distribution System", "Licence", "Licensee",

    "Licensee's System", "Transmission Licensee" and "Transmission System" respectively.

7.  Condition 8 shall be renumbered as Condition 14, and in that Condition:

    (a) in sub-paragraph 3(a) the word "Directors" shall be amended to read, in initial lower case, "directors"; and

    (b) each occurrence of the word "licensee", shall be amended to read, in initial upper case, "Licensee".

8. Condition 9 shall be renumbered as Condition 15, and in that Condition each occurrence of the word "licensee" shall be amended to read, in initial upper case, "Licensee".

9. Condition 10 shall be deleted, and new Conditions 16, 17, 18 and 19 (the terms which are set out at Annex D hereto) shall be inserted in its place.

10. Condition 11 shall be renumbered as Condition 20, and in that Condition:

    (a) paragraph 5 shall be renumbered as paragraph 6, and in that paragraph the words "In paragraphs 1 to 4" shall be amended to read "In this Condition";

    (b) paragraph 6 shall be renumbered as paragraph 5, and in that paragraph the word "proposed" shall be amended to read "proposes"; and

    (c) each occurrence of the words "licensee" and "licence" shall be amended to read, in initial upper case, "Licensee" and "Licence" respectively.

11. Conditions 12, 13 and 14 shall be deleted and new Conditions 21 to 51 (the terms of which are set out at Annex E hereto) shall be inserted in their place.

CONDITION 3. CONTROLLED MARKET START-UP
---------------------------------------

1. This Condition applies to those premises which the Licensee would during the franchise period be prohibited from supplying under the terms of Condition 2.

2. The Licensee shall not, after the expiry of the franchise period, supply electricity to any premises to which this Condition applies prior to such date as is specified in respect of such premises in a direction issued by the Director under this Condition.

3. A direction under this Condition may specify that different premises may be supplied from different dates, and for the purposes of this Condition premises may be specified by reference to:

   (a) their location;

   (b) whether or not they are Domestic Premises; or

   (c) the type of metering equipment installed at the premises, or any combination of these factors.

4.  Prior to making any direction under this Condition, the Director shall:

   (a) set out the proposed contents of the direction in a notice (the "proposals notice");

   (b) send the proposals notice to the Licensee, each Relevant Public Electricity Supplier in respect of premises specified in the notice, each consumers' committee appointed for an area within which the premises specified in the notice are situated and any other persons or bodies appearing to the Director to be representative of those likely to have an interest; and

   (c) consider any representations concerning the proposed contents of the direction which are made within a reasonable period, being not less than 7 days from the date of issue of the proposals notice.

5. Any direction issued by the Director under this Condition shall be in writing and shall be made not less than 28 days prior to the first date specified in the direction.

6. Where, by virtue of this Condition, thc Licensee is prohibited from supplying any premises, the provisions of Condition 29 shall not apply in relation to the supply of electricity to those premises.

7. When the Director has issued a direction under this Condition and it appears to him, having regard to the considerations set out in paragraph 8, that it would be unreasonable in all the circumstances for the direction to have effect on the dates specified therein in respect of any or all of those premises at which it has not yet had effect, then the Director may, subject to paragraph 9, withdraw or vary the direction in respect of the premises to be supplied or of the dates from which they may be supplied, or both.

8. The considerations set out in this paragraph are:

   (a) whether the interests of customers in general, and in particular the interests of those occupying the premises specified in the direction, would be served by the withdrawal or variation of the direction;

   (b) whether the interests of any Electricity Supplier, including the Licensee, would be or would be likely to be unfairly prejudiced by the withdrawal or variation of the direction, or by a failure to do so;

   (c) the content of any representation made to the Director on the issue; and

   (d) such information as is available to the Director concerning:

        (i) the manner in which arrangements for the supply of electricity to any premises to which this Condition applies have operated and are expected to operate;

        (ii) the likely ability of the Licensee to fulfil its obligations under its Licence with respect to the supply of electricity to any of the premises concerned; and

        (iii) the likely ability of each Relevant Public Electricity Supplier to comply with the requirements of its public electricity supply licence in respect of the supply of electricity by the Licensee to the premises concerned.

9. The Director shall not withdraw or vary a direction in respect of any premises when the date specified from which supply may commence is less than 14 days from the date of the withdrawal or variation, unless the Director has the agreement of the Licensee, or failing that agreement the agreement of no fewer than two-thirds of the Second Tier Suppliers to whom a direction applies in respect of the same premises and dates.

10. When the Director withdraws or varies a direction in accordance with paragraph 7, he shall issue a notice of withdrawal or variation (as the case may be) and that notice shall have effect.

11. The Director shall publish any direction, or any notice of withdrawal or variation in such manner as in the opinion of the Director will secure adequate publicity for it.

12. A direction or a variation or withdrawal of a direction made under this Condition shall not distinguish between the Licensee and other Second Tier Suppliers except to the extent that the distinction is appropriate in all the circumstances given:

    (a) the information available to the Director in accordance with sub-paragraph 8(d)(ii); or

  (b) where the Licensee is also a public electricity supplier, any failure by the Licensee to comply with the requirements of its public electricity supply licence, or with any agreement entered into in accordance with any such requirements, which adversely affects the ability of private electricity suppliers to supply electricity to any customers within its authorised area.

CONDITION 32. PROVISION OF SERVICES FOR PERSONS WHO ARE OF PENSIONABLE AGE OR
-----------------------------------------------------------------------------
DISABLED OR CHRONICALLY SICK
----------------------------

1. The Licensee shall within two months of serving a Designated Supply Notice on the Director prepare and submit to the Director for his approval a code of practice detailing the special services the Licensee will make available for its Domestic Customers who are of pensionable age or disabled or chronically sick.

2. The code of practice shall include arrangements by which the Licensee will, where appropriate:

  (a) provide where practicable special controls and adaptors for electrical appliances and meters (including prepayment meters) and reposition meters (and shall set out any charges to be made for the provision of such services);

  (b) provide special means of identifying persons acting on behalf of the Licensee or the Relevant Public Electricity Supplier;

  (c) give advice on the use of electricity;

  (d) send bills in respect of the supply of electricity to a customer to any person who is willing to be sent such bills and is nominated by that customer (without prejudice, however, to the right of the Licensee to send such bills both to the customer and to the nominated person where that appears appropriate to the Licensee);

  (e) make available (free of charge) to blind and partially sighted customers, by telephone or other appropriate means, information concerning the details of any bill relating to the supply of electricity to them and a facility for enquiring or complaining in respect of any such bill or any service provided by the Licensee; and

  (f) make available (free of charge) to deaf and hearing impaired customers, being in possession of appropriate equipment, facilities to assist them in enquiring or complaining about any bill relating to the supply of electricity to them or any service provided by the Licensee.

(3) The code of practice shall further include arrangements whereby the Licensee will:

  (a) take reasonable steps to draw the attention of customers to the existence of a register of customers who may be expected, by virtue of being of pensionable age or disabled or chronically sick, to require:

     (i) information and advice in respect of the matters set out at paragraph 2; or

     (ii) advance notice of interruptions to the supply of electricity;

   (b) maintain such a register, comprising the relevant details of each customer who requests his inclusion on it; and

   (c) give to those customers so registered:

       (i) such information and advice in respect of the matters set out at paragraph 2 or in respect of interruptions to the supply of electricity as may be appropriate and is of such nature as shall be set out in the code of practice; and

      (ii) notice of the existence of another register maintained by the Relevant Public Electricity Supplier, in relation to such customers who may be expected to require advance notice of interruptions to the supply of electricity, on which such customers may be included.

4. The Licensee shall, with the consent or at the request of any customer included on the register maintained in accordance with sub-paragraph 3(b), provide the Relevant Public Electricity Supplier with appropriate details concerning such customer and his requirements for the purpose of his inclusion on the equivalent register maintained by the Relevant Public Electricity Supplier in accordance with the provisions of its public electricity supply licence.

5.  This Condition is subject to the provisions of Condition 37.